UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2011

CENTRAL BANCORP, INC.
(Exact Name Of Registrant As Specified In Charter)

Massachusetts	0-25251	04-3447594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Highland Avenue, Somerville, Massachusetts 02144
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 628-4000

Not Applicable
(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

    On July 27, 2011, Central Bancorp, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended June 30, 2011.  A copy of the Company’s press release is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01  Financial Statements and Exhibits.

    (d)                 Exhibits

         Number      Description

          99.1                    Press Release dated July 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL BANCORP, INC.

Date: July 28, 2011	By:	/s/ Paul S. Feeley
Paul S. Feeley
Senior Vice President, Treasurer and Chief Financial Officer